FORM 10f-3

THE BLACKROCK FUNDS

Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  High Yield Bond
Portfolio
2.	Issuer:    Mylan Laboratories Inc. (6 3/8%  8/15/2015)

3.	Date of Purchase:  07/14/05
4.	Underwriter from whom purchased: Merrill Lynch & Co.
5.	Name of Affiliated Underwriter (as defined in the
Trust's procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total
offering):  2,310,000 out of total offering of
350,000,000
7.	Aggregate principal amount purchased by funds advised
by BlackRock and any purchases by other accounts with
respect to which BlackRock has investment discretion
(out of the total offering): 4,000,000 out of offering
of 250,000,000
8.	Purchase price (net of fees and expenses):  100.00
9.	Date offering commenced:  07/14/05
10.	Offering price at end of first day on which any sales
were made:  101.125
11.	Have the following conditions been satisfied:	Yes orNo
a.	The securities are part of an issue registered
under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible
Municipal Securities, or are securities sold in an
Eligible Foreign
Offering or are securities sold in an Eligible
Rule 144A
		Offering or part of an issue of government
securities.			Yes
	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering
		or in any concurrent offering of the
		securities (except, in the case of an
		Eligible Foreign Offering, for any rights
		to purchase required by laws to be granted
		to existing security holders of the
		Issuer) or, if a rights offering, the
		securities were purchased on or before the
		fourth day preceding the day on which the
		rights offering terminated.			yes
	___

	c.	The underwriting was a firm commitment
		underwriting.					yes

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting
		similar securities during the same period.	yes
e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors). yes

f.	         The affiliated underwriter has not
received
direct or indirect benefit as a result of
BlackRock's participation in the offering?	yes

Approved: (s) James Keenan
Date:       8/2/05




FORM 10f-3

THE BLACKROCK FUNDS

Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  High Yield Bond
Portfolio
2.	Issuer:    Unisys Corporation (8.00%  10/15/2012)

3.	Date of Purchase:  09/09/05
4.	Underwriter from whom purchased: Banc of America
Securities LLC
5.	Name of Affiliated Underwriter (as defined in the
Trust's procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total
offering):  600,000 out of total offering of
400,000,000
7.	Aggregate principal amount purchased by funds advised
by BlackRock and any purchases by other accounts with
respect to which BlackRock has investment discretion
(out of the total offering): 7,000,000 out of offering
of 400,000,000
8.	Purchase price (net of fees and expenses):  100.00
9.	Date offering commenced:  09/09/05
10.	Offering price at end of first day on which any sales
were made:  100.25
11.	Have the following conditions been satisfied:	Yes or No
a.	The securities are part of an issue registered
under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible
Municipal
		Securities, or are securities sold in an
Eligible Foreign
Offering or are securities sold in an Eligible
Rule 144A
		Offering or part of an issue of government
securities.		Yes

	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering
		or in any concurrent offering of the
		securities (except, in the case of an
		Eligible Foreign Offering, for any rights
		to purchase required by laws to be granted
		to existing security holders of the
		Issuer) or, if a rights offering, the
		securities were purchased on or before the
		fourth day preceding the day on which the
		rights offering terminated.	yes

	c.	The underwriting was a firm commitment
		underwriting.		yes

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. yes

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors).  yes

f.	         The affiliated underwriter has not
received
direct or indirect benefit as a result of
BlackRock's participation in the offering?	  yes

Approved: (s)  James Keenan
 Date:       8/2/05









FORM 10f-3

THE BLACKROCK FUNDS

Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  Intermediate Bond Portfolio
2.	Issuer:    Ryland Group Inc. (5 3/8%  05/15/2012)

3.	Date of Purchase:  05/02/05
4.	Underwriter from whom purchased: JP Morgan Securities,
Inc.
5.	Name of Affiliated Underwriter (as defined in the
Trust's procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total
offering):  1,885,000 out of total offering of 250,000,000
7.	Aggregate principal amount purchased by funds advised
by BlackRock and any purchases by other accounts with
respect to which BlackRock has investment discretion
(out of the total offering): 50,000,000 out of
offering of 250,000,000
8.	Purchase price (net of fees and expenses):  99.86
9.	Date offering commenced:  05/02/05
10.	Offering price at end of first day on which any sales
were made:  100.213
11.	Have the following conditions been satisfied:	  Yes or No
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible
Municipal
		Securities, or are securities sold in an
Eligible Foreign
Offering or are securities sold in an Eligible
Rule 144A Offering or part of an issue of government
securities.			Yes
	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering
		or in any concurrent offering of the
		securities (except, in the case of an
		Eligible Foreign Offering, for any rights
		to purchase required by laws to be granted
		to existing security holders of the
		Issuer) or, if a rights offering, the
		securities were purchased on or before the
		fourth day preceding the day on which the
		rights offering terminated.	yes

	c.	The underwriting was a firm commitment
		underwriting.   yes

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. yes

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer
		of such securities has been in continuous
		operation for not less than three years
		(including the operations of predecessors).   yes

f.	         The affiliated underwriter has not received
direct or indirect benefit as a result of
BlackRock's participation in the offering?   yes

Approved: (s) Daniel Chen
Date:      6/28/05







FORM 10f-3

THE BLACKROCK FUNDS

Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  Core Bond Total Return
Portfolio
3.	Issuer:    Ryland Group Inc. (5 3/8%  05/15/2012)

3.	Date of Purchase:  05/02/05
4.	Underwriter from whom purchased: JP Morgan Securities,
Inc.
5.	Name of Affiliated Underwriter (as defined in the
Trust's procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total
offering):  6,355,000 out of total offering of
250,000,000
7.	Aggregate principal amount purchased by funds advised
by BlackRock and any purchases by other accounts with
respect to which BlackRock has investment discretion
(out of the total offering): 50,000,000 out of
offering of 250,000,000
8.	Purchase price (net of fees and expenses):  99.86
9.	Date offering commenced:  05/02/05
10.	Offering price at end of first day on which any sales
were made:  100.213
11.	Have the following conditions been satisfied:  Yes or No
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible
Municipal Securities, or are securities sold in an
Eligible Foreign
Offering or are securities sold in an Eligible Rule 144A
		Offering or part of an issue of government
securities.  Yes
	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. yes

	c.	The underwriting was a firm commitment
		underwriting.  yes

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. yes

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors).  yes

f. The affiliated underwriter has not received direct or indirect benefit as a result of BlackRock's participation in the offering? yes

Approved: (s) Daniel Chen
Date:      6/28/05




FORM 10f-3

THE BLACKROCK FUNDS

Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  Intermediate PLUS Bond
Portfolio
2.         Issuer:    Ryland Group Inc. (5 3/8%  05/15/2012)

3.	Date of Purchase:  05/02/05
4.	Underwriter from whom purchased: JP Morgan Securities,
Inc.
5.	Name of Affiliated Underwriter (as defined in the
Trust's procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total
offering):   35,000 out of total offering of
250,000,000
7.	Aggregate principal amount purchased by funds advised
by BlackRock and any purchases by other accounts with
respect to which BlackRock has investment discretion
(out of the total offering): 50,000,000 out of
offering of 250,000,000
8.	Purchase price (net of fees and expenses):  99.86
9.	Date offering commenced:  05/02/05
10.	Offering price at end of first day on which any sales
were made:  100.213
11.	Have the following conditions been satisfied:   Yes or No
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible
Municipal Securities, or are securities sold in an
Eligible Foreign
Offering or are securities sold in an Eligible Rule 144A
		Offering or part of an issue of government
securities.   yes
	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. yes

	c.	The underwriting was a firm commitment
		underwriting.  yes

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. yes

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors).  yes

f. The affiliated underwriter has not received direct or indirect benefit as a result of BlackRock's participation in the offering? yes

Approved: (s) Daniel Chen
Date:      6/28/05





FORM 10f-3

THE BLACKROCK FUNDS

Record of Securities Purchased
Under the Trust's Rule 10f-3 Procedures

1.	Name of Purchasing Portfolio:  Intermediate Bond Portfolio
2.	Issuer:    Mack-Cali Reality LP (5.05%  April 15, 2010)

3.	Date of Purchase:  04/05/05
4.	Underwriter from whom purchased: Citigroup Capital
Markets, Inc.
5.	Name of Affiliated Underwriter (as defined in the
Trust's procedures) managing or participating in syndicate:

	PNC Capital Markets, Inc.

6.	Aggregate principal amount of purchased (out of total
offering):   1,080,000 out of total offering of
150,000,000
7.	Aggregate principal amount purchased by funds advised
by BlackRock and any purchases by other accounts with
respect to which BlackRock has investment discretion
(out of the total offering): 30,495,000 out of
offering of 150,000,000
8.	Purchase price (net of fees and expenses):  99.817
9.	Date offering commenced:  04/05/05
10.	Offering price at end of first day on which any sales
were made:  99.699
11.	Have the following conditions been satisfied:  	Yes or No
a.	The securities are part of an issue registered under
the Securities Act of 1933, as amended, which
is being offered to the public, or are Eligible Municipal
		Securities, or are securities sold in an
Eligible Foreign Offering or are securities sold in an Eligible Rule 144A Offering or part of an issue of government securities.  Yes
	b.	The securities were purchased prior to the
		end of the first day on which any sales
		were made, at a price that was not more
		than the price paid by each other
		purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the Issuer) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated. yes

	c.	The underwriting was a firm commitment
		underwriting.  yes

	d.	The commission, spread or profit was
		reasonable and fair in relation to that
		being received by others for underwriting similar securities during the same period. yes

e.	In respect of any securities other than
		Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years
		(including the operations of predecessors).  yes

f.	The affiliated underwriter has not received
direct or indirect benefit as a result of BlackRock's participation in the offering? yes


Approved: (s) Daniel Chen
Date:       6/28/05